Exhibit 99.1

NEWS RELEASE

For Immediate Release
October 23, 2014

For Further Information Contact:
Charles R. Hageboeck, Chief Executive Officer and President
(304) 769-1102

City Holding Company Announces Third Quarter Results

Charleston, West Virginia – City Holding Company, “the Company” (NASDAQ:CHCO), a $3.4 billion bank holding company headquartered in Charleston, today announced third quarter net income per diluted share of $0.76 and net income of $11.9 million. For the third quarter of 2014, the Company achieved a return on assets of 1.40%, a return on tangible equity of 14.7%, a net interest margin of 3.95%, and an efficiency ratio of 54.7%.  For the nine months ended September 30, 2014, the Company achieved a return on assets of 1.51%, a return on tangible equity of 15.9%, a net interest margin of 4.02%, and an efficiency ratio of 54.2%.

Balance Sheet Trends

Loans increased $53.0 million (2.1%) from June 30, 2014 to $2.63 billion at September 30, 2014.  Residential real estate loans increased $31.0 million (2.5%), commercial real estate loans increased $23.2 million or (2.3%), and home equity loans increased $1.5 million (1.0%).  These increases were partially offset by decreases in consumer loans $1.8 million or (4.2%) and commercial and industrial (“C&I”) loans ($1.2 million or 0.9%).

Total average depository balances decreased $16.7 million, or 0.6%, from the quarter ended June 30, 2014 to the quarter ended September 30, 2014.  Decreases in time deposits ($15.4 million) and noninterest-bearing deposits ($5.6 million) were partially offset by an increase in interest-bearing deposits of $5.3 million.

Net Interest Income

The Company’s tax equivalent net interest income increased $0.6 million, or 2.1%, from $29.0 million during the second quarter of 2014 to $29.6 million during the third quarter of 2014.  This is primarily due to an increase in interest income from residential real estate loans which increased outstanding balances by $31.0 million during the third quarter.  The Company’s reported net interest margin remained at 3.95% for the both the second and third quarters of 2014.  Excluding the favorable impact of the accretion from the fair value adjustments related to the acquisitions of Virginia Savings and Community Bank, the net interest margin would have been 3.71% for the quarter ended September 30, 2014 and 3.75% for the quarter ended June 30, 2014.  This decrease was primarily due to loan yields compressing from 4.27% for the second quarter of 2014 to 4.22% for the third quarter of 2014.

Credit Quality - Asset Quality Continues to Improve

The Company’s ratio of nonperforming assets to total loans and other real estate owned improved from 1.10% at June 30, 2014 to 1.04% at September 30, 2014.  Excluded from this ratio are purchased credit-impaired loans which continue to perform in accordance with the estimated expectations.  Such loans would be considered nonperforming loans if the loan’s performance deteriorates below the initial expectations.  Total past due loans increased modestly from $11.0 million at June 30, 2014 to $11.5 million, or 0.44% of total loans outstanding, at September 30, 2014.  Acquired past due loans represent approximately 32% of total past due loans and have declined $12.7 million, or 77%, since March 31, 2013.

As a result of the Company’s quarterly analysis of the adequacy of the Allowance for Loan Losses (“ALLL”), the Company recorded a provision for loan losses of $1.9 million in the third quarter of 2014, compared to $1.2 for the comparable period in 2013 and $0.4 million for the second quarter of 2014.  The provision for loan losses recorded in the third quarter of 2014 reflects the growth in the loan portfolio and changes in the quality of the portfolio.  For the nine months ended September 30, 2014, the Company recorded provision for loan losses of $3.7 million and net charge offs for the same period were approximately $3.8 million.  Changes in the amount of the provision and related allowance are based on the Company’s detailed systematic methodology and are directionally consistent with changes in the composition and quality of the Company’s loan portfolio. The Company believes its methodology for determining the adequacy of its ALLL adequately provides for probable losses inherent in the loan portfolio.

Non-interest Income

During the third quarter of 2014, the Company realized investment gains of $0.1 million from the sale of certain equity positions related to community banks and bank holding companies.  Excluding investment security transactions, non-interest income was $14.5 million for both the third quarter of 2014 and the third quarter of 2013.  Bankcard revenues increased $0.3 million, or 9.5%, to $3.8 million and trust and investment management fee income increased $0.2 million, or 17.5%, to $1.1 million.  These increases were partially offset by lower service charges ($0.2 million or 3.3%) and other income ($0.2 million due to a decline in fixed rate mortgage lending activity).

Non-interest Expenses

Non-interest expenses decreased $0.3 million, from $24.6 million in the third quarter of 2013 to $24.3 million in the third quarter of 2014.  This decrease was primarily due to a decrease in repossessed asset losses ($0.9 million) due to valuation adjustments on certain properties in the third quarter of 2013.  This decrease was partially offset by an increase in salaries and employee benefits ($0.2 million) and bankcard expenses ($0.2 million).

2

Income Tax Expense

The Company’s effective income tax rate for the third quarter of 2014 was 33.6% compared to 34.4% for the year ended December 31, 2013, and 33.6% for the quarter ended September 30, 2013.  The effective rate is based upon the Company’s expected tax rate for the year ending December 31, 2014.

Capitalization and Liquidity

The Company’s loan to deposit ratio was 94.2% and the loan to asset ratio was 77.7% at September 30, 2014.  The Company maintained investment securities totaling 10.6% of assets as of this date.  Further, the Company’s deposit mix is weighted heavily toward checking and saving accounts that fund 52.0% of assets at September 30, 2014.  Time deposits fund 30.5% of assets at September 30, 2014, but very few of these deposits are in accounts that have balances of more than $250,000, reflecting the core retail orientation of the Company.

The Company continues to be strongly capitalized. The Company’s tangible equity ratio was 9.6% at September 30, 2014 compared to 9.5% at December 31, 2013.  The Company was able to increase its tangible capital from December 31, 2013 despite the repurchase of approximately 457,000 shares of its common stock and increasing the quarterly cash dividend by over 8%.  At September 30, 2014, City National Bank’s Leverage Ratio is 9.46%, its Tier I Capital ratio is 12.57%, and its Total Risk-Based Capital ratio is 13.40%.  These regulatory capital ratios are significantly above levels required to be considered “well capitalized,” which is the highest possible regulatory designation.

On September 24, 2014, the Board approved a quarterly cash dividend of $0.40 cents per share payable October 31, 2014, to shareholders of record as of October 15, 2014.  During the quarter ended September 30, 2014, the Company repurchased 262,205 common shares at a weighted average price of $42.60.  On September 24, 2014, the Company announced that the Board of Directors authorized the Company to buy back up to 1,000,000 shares of its common shares (approximately 7% of outstanding shares) in open market transactions at prices that are accretive to the earnings per share of continuing shareholders.  No time limit was placed on the duration of the share repurchase program.  As part of this authorization, the Company rescinded repurchases of additional shares under a repurchase program plan approved in July 2011.  The Company had repurchased 980,076 shares under the July 2011 Stock Repurchase Plan.

City Holding Company is the parent company of City National Bank of West Virginia.  City National operates 82 branches across West Virginia, Virginia, Kentucky and Ohio.

3

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our  financial condition and results of operations; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; and (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated and to be promulgated thereunder, which may subject the Company and its subsidiaries to a variety of new and more stringent legal and regulatory requirements which adversely affect their respective businesses.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.  Further, the Company is required to evaluate subsequent events through the filing of its September 30, 2014 Form 10-Q.  The Company will continue to evaluate the impact of any subsequent events on the preliminary September 30, 2014 results and will adjust the amounts if necessary.

4

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

	Three Months Ended September 30,		Percent
	2014	2013	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$29,622	$32,531	(8.94)%
Net Income available to common shareholders	11,872	13,975	(15.05)%
Earnings per Basic Share	0.76	0.89	(13.83)%
Earnings per Diluted Share	0.76	0.88	(13.28)%

Key Ratios (percent):
Return on Average Assets	1.40%	1.65%	(14.92)%
Return on Average Tangible Equity	14.65%	18.53%	(20.93)%
Net Interest Margin	3.95%	4.47%	(11.59)%
Efficiency Ratio	54.74%	52.09%	5.08%
Average Shareholders' Equity to Average Assets	11.78%	11.14%	5.75%

Consolidated Risk Based Capital Ratios (a):
Tier I	13.36%	12.66%	5.53%
Total	14.21%	13.52%	5.10%

Tangible Equity to Tangible Assets	9.58%	9.08%	5.52%

Common Stock Data:
Cash Dividends Declared per Share	$0.40	$0.37	8.11%
Book Value per Share	25.52	24.03	6.19%
Tangible Book Value per Share	20.67	19.17	7.81%
Market Value per Share:
High	46.44	46.13	0.67%
Low	41.20	40.04	2.90%
End of Period	42.13	43.24	(2.57)%

Price/Earnings Ratio (b)	13.78	12.18	13.07%

	Nine Months Ended September 30,		Percent
	2014	2013	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$88,817	$93,740	(5.25)%
Net Income available to common shareholders	38,432	34,969	9.90%
Earnings per Basic Share	2.45	2.23	10.00%
Earnings per Diluted Share	2.44	2.21	10.59%

Key Ratios (percent):
Return on Average Assets	1.51%	1.38%	9.28%
Return on Average Tangible Equity	15.90%	15.87%	0.20%
Net Interest Margin	4.02%	4.33%	(7.33)%
Efficiency Ratio	54.24%	56.71%	(4.36)%
Average Shareholders' Equity to Average Assets	11.71%	10.94%	7.02%

Common Stock Data:
Cash Dividends Declared per Share	$1.20	$1.11	8.11%
Market Value per Share:
High	46.69	46.13	1.21%
Low	41.20	36.07	14.22%

Price/Earnings Ratio (b)	12.89	14.55	(11.43)%

(a) September 30, 2014 risk-based capital ratios are estimated.
(b) September 30, 2014 price/earnings ratio computed based on annualized third quarter 2014 earnings.

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

Book Value and Market Price Range per Share
					Market Price
	Book Value per Share				Range per Share
	March 31	June 30	September 30	December 31	Low	High

2010	19.71	20.02	20.31	20.31	26.87	38.03
2011	20.39	20.58	20.86	21.05	26.06	37.22
2012	21.46	21.63	22.14	22.47	30.96	37.16
2013	23.36	23.52	24.03	24.61	36.07	49.21
2014	25.05	25.45	25.52		41.20	46.69

Earnings per Basic Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2010	0.59	0.68	0.58	0.64	2.48
2011	0.62	0.65	0.77	0.65	2.68
2012	0.68	0.50	0.71	0.73	2.63
2013	0.51	0.83	0.89	0.84	3.07
2014	0.87	0.81	0.76		2.45

Earnings per Diluted Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2010	0.58	0.68	0.58	0.64	2.47
2011	0.62	0.64	0.76	0.65	2.67
2012	0.67	0.50	0.71	0.73	2.61
2013	0.51	0.82	0.88	0.83	3.04
2014	0.86	0.80	0.76		2.44

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended September 30,
	2014	2013

Interest Income
Interest and fees on loans	$29,292	$32,983
Interest on investment securities:
Taxable	2,864	2,392
Tax-exempt	282	299
Total Interest Income	32,438	35,674

Interest Expense
Interest on deposits	2,730	3,068
Interest on short-term borrowings	86	82
Interest on long-term debt	152	154
Total Interest Expense	2,968	3,304
Net Interest Income	29,470	32,370
Provision for loan losses	1,872	1,154
Net Interest Income After Provision for Loan Losses	27,598	31,216

Non-Interest Income
Gains on sale of investment securities	71	-
Service charges	6,934	7,169
Bankcard revenue	3,796	3,468
Insurance commissions	1,396	1,365
Trust and investment management fee income	1,103	939
Bank owned life insurance	771	805
Other income	538	734
Total Non-Interest Income	14,609	14,480

Non-Interest Expense
Salaries and employee benefits	13,144	12,930
Occupancy and equipment	2,531	2,409
Depreciation	1,542	1,437
FDIC insurance expense	432	500
Advertising	799	712
Bankcard expenses	843	680
Postage, delivery, and statement mailings	557	541
Office supplies	405	416
Legal and professional fees	476	591
Telecommunications	510	721
Repossessed asset losses, net of expenses	31	896
Merger related expenses	-	(150)
Other expenses	3,055	2,982
Total Non-Interest Expense	24,325	24,665
Income Before Income Taxes	17,882	21,031
Income tax expense	6,010	7,056
Net Income Available to Common Shareholders	$11,872	$13,975

Distributed earnings allocated to common shareholders	$6,073	$5,767
Undistributed earnings allocated to common shareholders	5,673	8,081
Net earnings allocated to common shareholders	$11,746	$13,848

Average common shares outstanding	15,363	15,608
Effect of dilutive securities:
Employee stock options and warrants	82	182
Shares for diluted earnings per share	15,445	15,790

Basic earnings per common share	$0.76	$0.89
Diluted earnings per common share	$0.76	$0.88
Dividends declared per common share	$0.40	$0.37

Comprehensive Income	$11,460	$13,342

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Nine months ended September 30,
	2014	2013

Interest Income
Interest and fees on loans	$87,647	$94,693
Interest on investment securities:
Taxable	8,797	7,774
Tax-exempt	840	935
Interest on federal funds sold	-	22
Total Interest Income	97,284	103,424

Interest Expense
Interest on deposits	8,220	9,490
Interest on short-term borrowings	246	232
Interest on long-term debt	453	464
Total Interest Expense	8,919	10,186
Net Interest Income	88,365	93,238
Provision for loan losses	3,670	4,903
Net Interest Income After Provision for Loan Losses	84,695	88,335

Non-Interest Income
Gains on sale of investment securities	972	93
Service charges	19,833	20,601
Bankcard revenue	11,319	10,117
Insurance commissions	4,740	4,563
Trust and investment management fee income	3,251	2,893
Bank owned life insurance	2,292	2,416
Other income	1,646	2,376
Total Non-Interest Income	44,053	43,059

Non-Interest Expense
Salaries and employee benefits	39,260	38,519
Occupancy and equipment	7,541	7,381
Depreciation	4,553	4,289
FDIC insurance expense	1,199	1,352
Advertising	2,548	2,266
Bankcard expenses	2,482	2,173
Postage, delivery, and statement mailings	1,662	1,698
Office supplies	1,235	1,320
Legal and professional fees	1,497	1,561
Telecommunications	1,354	1,631
Repossessed asset losses, net of expenses	552	718
Merger related expenses	-	5,455
Other expenses	8,123	9,664
Total Non-Interest Expense	72,006	78,027
Income Before Income Taxes	56,742	53,367
Income tax expense	18,310	18,398
Net Income Available to Common Shareholders	$38,432	$34,969

Distributed earnings allocated to common shareholders	$18,220	$17,302

Undistributed earnings allocated to common shareholders	19,809	17,349

Net earnings allocated to common shareholders	$38,029	$34,651

Average common shares outstanding	15,509	15,545
Effect of dilutive securities:
Employee stock options and warrants	85	168
Shares for diluted earnings per share	15,594	15,713

Basic earnings per common share	$2.45	$2.23
Diluted earnings per common share	$2.44	$2.21
Dividends declared per common share	$1.20	$1.11

Comprehensive Income	$40,501	$30,217

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholders' Equity
(Unaudited) ($ in 000s)

	Three Months Ended
	September 30, 2014	September 30, 2013

Balance at July 1	$397,231	$368,891

Net income	11,872	13,975
Other comprehensive income:
Change in unrealized (loss) gainon securities available-for-sale	(412)	(633)
Cash dividends declared ($0.40/share) and ($0.37/share), respectively	(6,169)	(5,820)
Issuance of stock award shares, net	321	260
Exercise of 44,455 stock options	-	1,369
Purchase of 262,205 common shares of treasury	(11,170)	-
Balance at September 30	$391,673	$378,042

	Nine Months Ended
	September 30, 2014	September 30, 2013

Balance at January 1	$387,623	$333,274

Net income	38,432	34,969
Other comprehensive income:
Change in unrealized gain (loss) on securities available-for-sale	2,069	(4,752)
Cash dividends declared ($1.20/share) and ($1.11/share), respectively	(18,681)	(17,686)
Issuance of stock award shares, net	1,210	963
Acquisition of Community Financial Corporation	-	28,508
Exercise of 19,000 stock options	553	-
Exercise of 107,140 stock options	-	2,766
Purchase of 456,856 common shares of treasury	(19,533)	-
Balance at September 30	$391,673	$378,042

CITY HOLDING COMPANY AND SUBSIDIARIES
Condensed Consolidated Quarterly Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Interest income	$32,438	$31,828	$33,018	$35,116	$35,674
Taxable equivalent adjustment	152	151	153	158	161
Interest income (FTE)	32,590	31,979	33,171	35,274	35,835
Interest expense	2,968	2,973	2,978	3,115	3,304
Net interest income	29,622	29,006	30,193	32,159	32,531
Provision for loan losses	1,872	435	1,363	1,945	1,154
Net interest income after provision
for loan losses	27,750	28,571	28,830	30,214	31,377

Noninterest income	14,609	15,139	14,305	14,948	14,480
Noninterest expense	24,325	24,305	23,376	24,881	24,665
Income before income taxes	18,034	19,405	19,759	20,281	21,192
Income tax expense	6,010	6,497	5,803	6,877	7,056
Taxable equivalent adjustment	152	151	153	158	161
Net income available to common shareholders	$11,872	$12,757	$13,803	$13,246	$13,975

Distributed earnings allocated to common shareholders	$6,073	$6,178	$6,224	$5,775	$5,767
Undistributed earnings allocated to common shareholders	5,673	6,448	7,439	7,352	8,081
Net earnings allocated to common shareholders	$11,746	$12,626	$13,663	$13,127	$13,848

Average common shares outstanding	15,363	15,556	15,631	15,636	15,608

Effect of dilutive securities:
Employee stock options and warrants	82	150	165	163	182

Shares for diluted earnings per share	15,445	15,706	15,796	15,799	15,790

Basic earnings per common share	$0.76	$0.81	$0.87	$0.84	$0.89
Diluted earnings per common share	0.76	0.80	0.86	0.83	0.88

Cash dividends declared per share	0.40	0.40	0.40	0.37	0.37

Net Interest Margin	3.95%	3.95%	4.15%	4.33%	4.47%

Interest Income from Accretion Related to Fair Value Adjustments Recorded as a Result of Acquisition	$1,836	$1,494	$2,151	$3,899	$5,046

Net Interest Margin (excluding accretion)	3.71%	3.75%	3.85%	3.81%	3.78%

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-Interest Income and Non-Interest Expense
(Unaudited) ($ in 000s)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Non-Interest Income:
Service charges	$6,934	$6,739	$6,160	$6,995	$7,169
Bankcard revenue	3,796	3,838	3,685	3,403	3,468
Insurance commissions	1,396	1,319	2,025	1,269	1,365
Trust and investment management fee income	1,103	1,111	1,037	1,093	939
Bank owned life insurance	771	765	756	976	805
Other income	538	549	559	541	734
Subtotal	14,538	14,321	14,222	14,277	14,480
Gain (loss) on sale of investment securities	71	818	83	671	-
Total Non-Interest Income	$14,609	$15,139	$14,305	$14,948	$14,480

Non-Interest Expense:
Salaries and employee benefits	$13,144	$12,977	$13,139	$12,910	$12,930
Occupancy and equipment	2,531	2,395	2,615	2,529	2,409
Depreciation	1,542	1,533	1,478	1,468	1,437
FDIC insurance expense	432	357	410	500	500
Advertising	799	925	824	408	712
Bankcard expenses	843	833	806	697	680
Postage, delivery and statement mailings	557	530	575	521	541
Office supplies	405	420	410	408	416
Legal and professional fees	476	612	409	1,469	591
Telecommunications	510	506	338	581	721
Repossessed asset (gains) losses, net of expenses	31	142	379	(72)	896
Merger related expenses	-	-	-	72	(150)
Other expenses	3,055	3,075	1,993	3,390	2,982
Total Non-Interest Expense	$24,325	$24,305	$23,376	$24,881	$24,665

Employees (Full Time Equivalent)	908	912	925	923	924
Branch Locations	82	82	82	83	83

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
($ in 000s)
	September 30	December 31
	2014	2013
	(Unaudited)
Assets
Cash and due from banks	$79,836	$75,999
Interest-bearing deposits in depository institutions	11,656	9,877
Cash and cash equivalents	91,492	85,876

Investment securities available-for-sale, at fair value	250,481	352,660
Investment securities held-to-maturity, at amortized cost	93,089	4,117
Other securities	14,234	13,343
Total investment securities	357,804	370,120

Gross loans	2,630,742	2,606,197
Allowance for loan losses	(20,487)	(20,575)
Net loans	2,610,255	2,585,622

Bank owned life insurance	94,338	92,047
Premises and equipment, net	78,999	82,548
Accrued interest receivable	7,751	6,866
Net deferred tax assets	36,654	42,165
Intangible assets	74,434	75,142
Other assets	33,580	27,852
Total Assets	$3,385,307	$3,368,238

Liabilities
Deposits:
Noninterest-bearing	$498,491	$493,228
Interest-bearing:
Demand deposits	620,880	601,527
Savings deposits	640,009	612,772
Time deposits	1,034,015	1,077,606
Total deposits	2,793,395	2,785,133
Short-term borrowings
Customer repurchase agreements	146,115	137,798
Long-term debt	16,495	16,495
Other liabilities	37,629	41,189
Total Liabilities	2,993,634	2,980,615

Stockholders' Equity
Preferred stock, par value $25 per share: 500,000 shares authorized; none issued	-	-
Common stock, par value $2.50 per share: 50,000,000 shares authorized;
18,499,282 shares issued at September 30, 2014 and December 31, 2013
less 3,152,647 and 2,748,922 shares in treasury, respectively	46,249	46,249
Capital surplus	107,062	107,596
Retained earnings	353,721	333,970
Cost of common stock in treasury	(112,438)	(95,202)
Accumulated other comprehensive loss:
Unrealized gain on securities available-for-sale	(41)	(2,110)
Underfunded pension liability	(2,880)	(2,880)
Total Accumulated Other Comprehensive Loss	(2,921)	(4,990)
Total Stockholders' Equity	391,673	387,623
Total Liabilities and Stockholders' Equity	$3,385,307	$3,368,238

CITY HOLDING COMPANY AND SUBSIDIARIES
Investment Portfolio
(Unaudited) ($ in 000s)

	Original Cost	Credit-Related Net Investment Impairment Losses through September 30, 2014	Unrealized Gains (Losses)	Carrying Value

US Government Agencies	$1,924	$-	$20	$1,944
Mortgage Backed Securities	274,430	-	(161)	274,269
Municipal Bonds	41,096	-	716	41,812
Pooled Bank Trust Preferreds	22,697	(20,171)	(1,154)	1,372
Single Issuer Bank Trust Preferreds,
Subdebt of Financial Institutions, and
Bank Holding Company Preferred Stocks	20,574	(1,015)	(591)	18,968
Money Markets and Mutual Funds	1,525	-	(17)	1,508
Federal Reserve Bank and FHLB stock	14,234	-	-	14,234
Community Bank Equity Positions	4,894	(2,447)	1,250	3,697
Total Investments	$381,374	$(23,633)	$63	$357,804

CITY HOLDING COMPANY AND SUBSIDIARIES
Loan Portfolio
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Residential real estate (1)	$1,274,062	$1,242,972	$1,212,232	$1,204,450	$1,186,000
Home equity - junior liens	146,965	145,452	144,482	146,090	143,728
Commercial and industrial	130,462	131,627	126,569	148,302	135,483
Commercial real estate (2)	1,034,593	1,011,367	1,027,431	1,057,048	1,037,980
Consumer	41,042	42,858	42,320	46,402	50,757
DDA overdrafts	3,618	3,501	4,001	3,905	4,508
Gross Loans	$2,630,742	$2,577,777	$2,557,035	$2,606,197	$2,558,456

Construction loans included in:
(1) - Residential real estate loans	$22,426	$20,078	$17,697	$17,337	$14,808
(2) - Commercial real estate loans	$24,875	$24,608	$28,894	$24,026	$17,391

CITY HOLDING COMPANY AND SUBSIDIARIES
Acquisition Activity - Accretion
(Unaudited) ($ in millions)

The following table presents the actual and forecasted accretion related to the fair value adjustments on net interest income recorded as a result of the Virginia Savings Bancorp ("Virginia Savings") and Community Financial Corporation ("Community") acquisitions.

	Virginia Savings		Community
	Loan	Certificates of	Loan	Certificates of
Year Ended:	Accretion(a)	Deposit(a)	Accretion(a)	Deposit(a)	Total

1Q 2014	$299	$131	$1,628	$93	$2,151
2Q 2014	$284	$135	$1,023	$52	$1,494
3Q 2014	$315	$135	$1,334	$52	$1,836
Remainder 2014	174	135	598	52	959
2015	441	518	1,998	160	3,117
2016	266	497	1,449	48	2,260

a - 1Q, 2Q & 3Q 2014 amounts are based on actual results. Remainder 2014, 2015 and 2016 amounts are based on estimated amounts.

Note: The amounts reflected in the table above require management to make significant assumptions based on estimated future default, prepayment, and discount rates. Actual performance could be significantly different from that assumed, which could result in the actual results being materially different from the amounts estimated above.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Three Months Ended September 30,
		2014			2013
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio (1):
Residential real estate (2)	$1,397,306	$14,146	4.02%	$1,315,848	$13,931	4.20%
Commercial, financial, and agriculture (2)	1,148,997	13,671	4.72%	1,157,285	16,910	5.80%
Installment loans to individuals (2), (3)	53,839	988	7.28%	63,409	1,538	9.62%
Previously securitized loans (4)	***	487	***	***	604	***
Total loans	2,600,142	29,292	4.47%	2,536,542	32,983	5.16%
Securities:
Taxable	335,760	2,864	3.38%	312,786	2,392	3.03%
Tax-exempt (5)	28,199	434	6.11%	29,396	460	6.21%
Total securities	363,959	3,298	3.60%	342,182	2,852	3.31%
Deposits in depository institutions	8,924	-	-	7,798	-	-
Federal funds sold	-	-	-	-	-	0.00%
Total interest-earning assets	2,973,025	32,590	4.35%	2,886,522	35,835	4.93%
Cash and due from banks	107,550			191,116
Bank premises and equipment	79,865			82,708
Other assets	246,357			251,353
Less: Allowance for loan losses	(20,893)			(20,519)
Total assets	$3,385,904			$3,391,180

Liabilities:
Interest-bearing demand deposits	615,830	138	0.09%	603,592	179	0.12%
Savings deposits	633,690	192	0.12%	602,827	216	0.14%
Time deposits (2)	1,036,370	2,400	0.92%	1,106,352	2,673	0.96%
Short-term borrowings	132,484	86	0.26%	127,263	82	0.26%
Long-term debt	16,495	152	3.66%	16,495	154	3.70%
Total interest-bearing liabilities	2,434,869	2,968	0.48%	2,456,529	3,304	0.53%
Noninterest-bearing demand deposits	522,083			521,114
Other liabilities	30,188			35,854
Stockholders' equity	398,764			377,683
Total liabilities and
stockholders' equity	$3,385,904			$3,391,180
Net interest income		$29,622			$32,531
Net yield on earning assets			3.95%			4.47%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Included in the above table are the following amounts (in thousands) for the accretion of the fair value adjustments related to the acquisitions of Virginia Savings Bancorp ("Virginia Savings") and Community Financial Corporation ("Community"):

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Virginia Savings	Community	Total	Virginia Savings	Community	Total
Residential real estate	103	105	208	297	264	561
Commercial, financial, and agriculture	169	1,110	1,279	303	3,478	3,781
Installment loans to individuals	43	119	162	32	377	409
Time deposits	135	52	187	121	174	295
	450	1,386	1,836	753	4,293	5,046

(3) Includes the Company’s consumer and DDA overdrafts loan categories.
(4) Effective January 1, 2012, the carrying value of the Company's previously securitized loans was reduced to $0.
(5) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Nine Months Ended September 30,
		2014			2013
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

Assets:
Loan portfolio (1):
Residential real estate (2)	$1,371,620	$41,587	4.05%	$1,294,671	$41,215	4.26%
Commercial, financial, and agriculture (2)	1,153,133	41,166	4.77%	1,145,286	46,755	5.46%
Installment loans to individuals (2), (3)	53,508	3,264	8.16%	65,557	4,755	9.70%
Previously securitized loans (4)	***	1,630	***	***	1,968	***
Total loans	2,578,261	87,647	4.55%	2,505,514	94,693	5.05%
Securities:
Taxable	342,349	8,797	3.44%	329,918	7,774	3.15%
Tax-exempt (5)	27,685	1,292	6.24%	31,378	1,437	6.12%
Total securities	370,034	10,089	3.65%	361,296	9,211	3.41%
Deposits in depository institutions	8,955	-	-	8,090	-	-
Federal funds sold	-	-	0.00%	17,450	22	0.17%
Total interest-earning assets	2,957,250	97,736	4.42%	2,892,350	103,926	4.80%
Cash and due from banks	127,229			159,942
Bank premises and equipment	81,038			81,976
Other assets	246,655			257,384
Less: Allowance for loan losses	(21,195)			(20,030)
Total assets	$3,390,977			$3,371,622

Liabilities:
Interest-bearing demand deposits	612,720	479	0.10%	606,076	537	0.12%
Savings deposits	628,996	597	0.13%	596,895	645	0.14%
Time deposits (2)	1,052,625	7,144	0.91%	1,109,895	8,308	1.00%
Short-term borrowings	128,230	246	0.26%	121,677	232	0.25%
Long-term debt	16,495	453	3.67%	16,495	464	3.76%
Total interest-bearing liabilities	2,439,066	8,919	0.49%	2,451,038	10,186	0.56%
Noninterest-bearing demand deposits	522,341			512,993
Other liabilities	32,526			38,698
Stockholders' equity	397,044			368,893
Total liabilities and
stockholders' equity	$3,390,977			$3,371,622
Net interest income		$88,817			$93,740
Net yield on earning assets			4.02%			4.33%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Included in the above table are the following amounts (in thousands) for the accretion of the fair value adjustments related to the acquisitions of Virginia Savings Bancorp ("Virginia Savings") and Community Financial Corporation ("Community"):

	Nine Ended September 30, 2014			Nine Months Ended September 30, 2013
	Virginia Savings	Community	Total	Virginia Savings	Community	Total
Residential real estate	361	363	724	816	507	1,323
Commercial, financial, and agriculture	424	3,149	3,573	2,023	5,401	7,424
Installment loans to individuals	113	473	586	112	956	1,068
Time deposits	401	197	598	421	508	929
	1,299	4,182	5,481	3,372	7,372	10,744

(3) Includes the Company’s consumer and DDA overdrafts loan categories.
(4) Effective January 1, 2012, the carrying value of the Company's previously securitized loans was reduced to $0.
(5) Computed on a fully federal tax-equivalent basis assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Analysis of Risk-Based Capital
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2014 (a)	2014	2014	2013	2013

Tier I Capital:
Stockholders' equity	$391,673	$397,231	$393,750	$387,623	$378,042
Goodwill and other intangibles	(74,247)	(74,483)	(74,719)	(74,955)	(76,233)
Accumulated other comprehensive loss	2,921	2,509	4,214	4,990	6,173
Qualifying trust preferred stock	16,000	16,000	16,000	16,000	16,000
Unrealized loss on AFS securities	-	-	-	-	(18)
Excess deferred tax assets	(3,131)	(4,019)	(6,508)	(8,800)	(12,495)
Total tier I capital	$333,216	$337,238	$332,737	$324,859	$311,470

Total Risk-Based Capital:
Tier I capital	$333,216	$337,238	$332,737	$324,859	$311,470
Qualifying allowance for loan losses	20,487	20,536	21,044	20,575	20,606
Unrealized gain on securities	630	605	786	606	722
Total risk-based capital	$354,333	$358,379	$354,567	$346,040	$332,798

Net risk-weighted assets	$2,493,938	$2,464,081	$2,450,949	$2,499,591	$2,460,895

Ratios:
Average stockholders' equity to average assets	11.78%	11.71%	11.64%	11.35%	11.14%
Tangible capital ratio	9.58%	9.80%	9.60%	9.49%	9.08%
Risk-based capital ratios:
Tier I capital	13.36%	13.69%	13.58%	13.00%	12.66%
Total risk-based capital	14.21%	14.54%	14.47%	13.84%	13.52%
Leverage capital	10.07%	10.15%	10.07%	9.80%	9.43%

(a) September 30, 2014 risk-based capital ratios are estimated.

CITY HOLDING COMPANY AND SUBSIDIARIES
Intangibles
(Unaudited) ($ in 000s)

	As of and for the Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Intangibles, net	$74,434	$74,670	$74,906	$75,142	$76,420
Intangibles amortization expense	236	236	236	260	260

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Loan Loss Experience
(Unaudited) ($ in 000s)

	Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Balance at beginning of period	$20,536	$21,044	$20,575	$20,606	$20,069

Charge-offs:
Commercial and industrial	325	1	4	268	380
Commercial real estate	696	587	382	1,384	181
Residential real estate	605	316	427	583	487
Home equity	142	38	108	17	8
Consumer	49	38	84	128	102
DDA overdrafts	390	321	341	381	415
Total charge-offs	2,207	1,301	1,346	2,761	1,573

Recoveries:
Commercial and industrial	4	18	63	33	30
Commercial real estate	11	53	30	116	635
Residential real estate	28	39	24	97	69
Home equity	-	-	-	-	-
Consumer	43	53	76	85	25
DDA overdrafts	200	195	259	454	197
Total recoveries	286	358	452	785	956

Net charge-offs	1,921	943	894	1,976	617
Provision for loan losses	1,875	285	1,375	1,438	1,241
Provision for (recovery of) acquired loans	(3)	150	(12)	507	(87)
Balance at end of period	$20,487	$20,536	$21,044	$20,575	$20,606

Loans outstanding	$2,630,742	$2,577,777	$2,557,035	$2,606,197	$2,558,456
Average loans outstanding	2,600,142	2,563,601	2,570,719	2,577,902	2,536,542
Allowance as a percent of loans outstanding	0.78%	0.80%	0.82%	0.79%	0.81%
Allowance as a percent of non-performing loans	112.61%	106.86%	100.09%	90.25%	93.86%
Net charge-offs (annualized) as a
percent of average loans outstanding	0.30%	0.15%	0.14%	0.31%	0.10%
Net charge-offs, excluding overdraft deposit
accounts, (annualized) as a percent of average loans outstanding	0.27%	0.13%	0.13%	0.32%	0.06%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Non-Performing Assets
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Nonaccrual loans	$17,384	$18,423	$20,593	$22,363	$21,535
Accruing loans past due 90 days or more	809	794	432	436	418
Total non-performing loans	18,193	19,217	21,025	22,799	21,953
Other real estate owned	9,162	9,129	9,538	8,470	7,518
Total non-performing assets	$27,355	$28,346	$30,563	$31,269	$29,471

Non-performing assets as a percent of loans and
other real estate owned	1.04%	1.10%	1.19%	1.20%	1.15%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Total Past Due Loans
(Unaudited) ($ in 000s)
	Originated
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Residential real estate	$5,276	$5,794	$4,118	$4,850	$5,414
Home equity - junior liens	751	926	638	921	732
Commercial and industrial	188	25	77	0	5
Commercial real estate	938	443	789	668	612
Consumer	58	80	63	182	96
DDA overdrafts	592	281	196	393	280
Total past due loans	$7,803	$7,549	$5,881	$7,014	$7,139

	Acquired
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Residential real estate	$500	$873	$813	$1,014	$1,032
Home equity - junior liens	16	3	21	-	23
Commercial and industrial	96	58	127	80	2,166
Commercial real estate	2,972	2,110	3,789	10,689	7,324
Consumer	162	374	397	695	703
DDA overdrafts	-	-	-	-	-
Total past due loans	$3,746	$3,418	$5,147	$12,478	$11,248

	Total
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Residential real estate	$5,776	$6,667	$4,931	$5,864	$6,446
Home equity - junior liens	767	929	659	921	755
Commercial and industrial	284	83	204	80	2,171
Commercial real estate	3,910	2,553	4,578	11,357	7,936
Consumer	220	454	460	877	799
DDA overdrafts	592	281	196	393	280
Total past due loans	$11,549	$10,967	$11,028	$19,492	$18,387

Total past due loans as a percent of loans outstanding	0.44%	0.43%	0.43%	0.75%	0.72%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Troubled Debt Restructurings
(Unaudited) ($ in 000s)

	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Residential real estate	$18,040	$19,212	$18,940	$20,345	$20,380
Home equity - junior liens	2,821	2,858	2,866	2,873	2,772
Commercial and industrial	77	86	84	88	91
Commercial real estate	2,270	2,281	1,854	1,783	1,567
Consumer	-	-	-	-	-
Total	$23,208	$24,437	$23,744	$25,089	$24,810

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Purchased Credit Impaired Loans
(Unaudited) ($ in 000s)

	Virginia Savings Acquisition
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Contractual required principal and interest	3,481	3,735	3,821	3,932	5,253
Carrying value	2,987	3,098	3,102	3,182	4,248

	Community Acquisition
	September 30	June 30	March 31	December 31	September 30
	2014	2014	2014	2013	2013

Contractual required principal and interest	24,147	27,394	30,476	38,566	40,896
Carrying value	15,518	17,902	19,986	26,330	24,958